                                                                    EXHIBIT 8(b)

                                   APPENDIX A
                                     to the
                            Administration Agreement
                            Among BlackRock Funds/sm/,
                     BlackRock Advisors, Inc. and PFPC Inc.


                                      Class of
Name of Portfolio                     Shares
-----------------                     ------
Small Cap Value Equity
Portfolio                             Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

Small Cap Growth Equity
Portfolio                             Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

Large Cap Growth Equity
Portfolio                             Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

Large Cap Value Equity
Portfolio                             Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

Select Equity Portfolio               Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

                                     Class of
Name of Portfolio                    Shares
-----------------                    ------
Index Equity Portfolio               Institutional
                                     Service
                                     Investor A
                                     Investor B
                                     Investor C

International Equity
Portfolio                            Institutional
                                     Service
                                     Investor A
                                     Investor B
                                     Investor C

International Emerging
Markets Portfolio                    Institutional
                                     Service
                                     Investor A
                                     Investor B
                                     Investor C

Balanced Portfolio                   Institutional
                                     Service
                                     Investor A
                                     Investor B
                                     Investor C

Low Duration Bond
Portfolio                            Institutional
                                     Service
                                     Investor A
                                     Investor B
                                     Investor C
                                     BlackRock

Intermediate Bond
Portfolio                            Institutional
                                     Service
                                     Investor A
                                     Investor B
                                     Investor C
                                     BlackRock

                                    Class of
Name of Portfolio                   Shares
-----------------                   ------
Intermediate Government
Bond Portfolio                      Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

Government Income
Portfolio                           Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

Core Bond Portfolio
                                    Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C
                                    BlackRock

Managed Income Portfolio
                                    Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

International Bond
Portfolio                           Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

Tax-Free Income
Portfolio                           Institutional
                                    Service
                                    Investor A
                                    Investor B
                                    Investor C

                                      Class of
Name of Portfolio                     Shares
-----------------                     ------
Pennsylvania Tax-Free
Income Portfolio                      Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C
New Jersey Tax-Free
Income Portfolio                      Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C
Ohio Tax-Free Incom
Portfolio                             Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

Money Market Portfolio                Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C
                                      Hilliard Lyons
Municipal Money Market
Portfolio                             Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      investor C
                                      Hilliard Lyons
U.S. Treasury Money
Market Portfolio                      Institutional
                                      Service
                                      Investor A
                                      Investor B
                                      Investor C

                                   Class of
Name of Portfolio                  Shares
-----------------                  ------
Ohio Municipal Money
Market Portfolio
                                   Institutional
                                   Service
                                   Investor A
                                   Investor B
                                   Investor C

Pennsylvania Municipal
Money Market Portfolio             Institutional
                                   Service
                                   Investor A
                                   Investor B
                                   Investor C

North Carolina Municipal
Money Market Portfolio             Institutional
                                   Service
                                   Investor A
                                   Investor B
                                   Investor C

New Jersey Municipal Money
Market Portfolio                   Institutional
                                   Service
                                   Investor A
                                   Investor B
                                   Investor C

Virginia Municipal Money
Market Portfolio                   Institutional
                                   Service
                                   Investor A
                                   Investor B
                                   Investor C

Multi-Sector Mortgage
Securities Portfolio III           Institutional

                             Class of
Name of Portfolio            Shares
-----------------            ------
Mid-Cap Growth Equity
Portfolio                    Institutional
                             Service
                             Investor A
                             Investor B
                             Investor C

Mid-Cap Value Equity
Portfolio                    Institutional
                             Service
                             Investor A
                             Investor B
                             Investor C

BlackRock Strategic
Portfolio I                  Institutional

BlackRock Strategic
Portfolio 11                 Institutional

International Small Cap
Equity Portfolio             Institutional
                             Service
                             Investor A
                             Investor B
                             Investor C

Micro-Cap
Equity Portfolio             Institutional
                             Service
                             Investor A
                             Investor B
                             Investor C

GNMA Portfolio               Institutional
                             Service
                             Investor A
                             Investor B
                             Investor C

                             Class of
Name of Portfolio            Shares
-----------------            ------
Delaware Tax-Free
Income Portfolio
                             Institutional
                             Service
                             Investor A
                             Investor B
                             Investor C

Kentucky Tax-Free
Income Portfolio             Institutional
                             Service
                             Investor A
                             Investor B
                             Investor C

High Yield
Bond Portfolio               Institutional
                             Service
                             Investor A
                             Investor B
                             Investor C
                             BlackRock
Multi-Sector Mortgage
Securities Portfolio IV
                             Institutional

Release. "BlackRock Funds" and "Trustees of BlackRock Funds" refer respectively
-------
to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Company. The obligations of "BlackRock Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Company personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Customer must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Company.

Agreed to and accepted as of August __, 1999.

BLACKROCK FUNDS/sm/

By:
   _________________________________
Name:
Title:

BLACKROCK ADVISORS, INC.

By:
   _________________________________
Name:
Title:

PFPC INC.

By:
   _________________________________
Name:
Title:

                                  APPENDIX B
                                  ----------

                          Administration Fees Payable
                       With Respect to BlackRock Funds/sm/

I.    Portfolios
      ----------

All Portfolios.

II.    Portfolios
       ----------

Managed Income, Core Bond*, Intermediate Government Bond, Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond*, Intermediate Bond*, International Bond, Government Income, Multi-Sector Mortgage Securities Portfolio 111, Multi-Sector Mortgage Securities Portfolio IV, BlackRock Strategic Portfolio 1, BlackRock Strategic Portfolio H, GNMA, Delaware Tax-Free Income, Kentucky Tax Free Income and High Yield Bond* Portfolios.

Fund-Based Administration Fees
------------------------------

Administrators are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .085% of the first $500 million of each Portfolio's average daily net assets; .075% of the next $500 million of each Portfolio's average daily net assets; and.065% of each Portfolio's average daily net assets in excess of $1 billion.

Class-Specific Administration Fee
---------------------------------

Administrators are entitled to receive a combined fee, computed daily and payable monthly, at the following maximum annual rates based on the average daily net assets allocated to each respective class of shares: .145% of the first $500 million of average daily net assets allocated to each respective class of shares, .135% of the next $500 million of such average daily net assets, and .125% of all average daily net assets allocated to a class of shares in excess of $1 billion.

* With respect to BlackRock Shares of each of the Core Bond, Low Duration Bond, Intermediate Bond and High Yield Bond Portfolios, the Administrators are entitled to receive a combined fee, computed daily and payable monthly, at the following maximum annual rates based on the average daily net assets allocated to BlackRock Shares of each of those Portfolios: .035% of the first $500 million of average daily net assets allocated to BlackRock Shares, .025% of the next $500 million of such average daily net assets, and.015% of all average daily net assets allocated to BlackRock Shares in excess of $1 billion.


Money Market, Municipal Money Market,           Administrators are entitled to receive a
U.S. Treasury Money Market, Ohio                combined fee, computed daily and payable
Municipal Money Market, New Jersey              monthly, at the following maximum annual
Municipal Money Market, Pennsylvania            rates based on the average daily net assets
Municipal Money Market, North Carolina          allocated to each respective class of shares:
Municipal Money Market and Virginia             .095% of the first $500 million of average
Municipal Money Market Portfolios.              daily net assets allocated to a class of shares,
                                                .085% of the next $500 million of such
                                                average daily net assets, and.075% of all
                                                average daily net assets allocated to a class
                                                of shares in excess of $1 billion.

Large Cap Value Equity, Large Cap Growth        Administrators are entitled to receive a
Equity, Small Cap Value Equity,                 combined fee, computed daily and payable
International Equity, Index Equity,             monthly, at the following maximum annual
Balanced, Small Cap Growth Equity, Select       rates based on the average daily assets
Equity, Mid-Cap Value Equity, Mid-Cap           allocated to each class of shares: .145% of
Growth Equity, International Emerging           the first $500 million of average daily net
Markets, International Small Cap Equity and     assets allocated to a class of shares, .135%
Micro-Cap Equity Portfolios.                    of the next $500 million of such average
                                                daily net assets and. 125% of all average
                                                daily net assets allocated to a class of shares
                                                in excess of $1 billion.

Release. "BlackRock Funds" and "Trustees of BlackRock Funds" refer respectively
-------
to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 19 8 8 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Company. The obligations of "BlackRock Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Company personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Customer must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Company.

Agreed to and accepted as of August -, 1999.

BLACKROCK FUNDS/sm/

By:
   -------------------------------------------------
Name:
Title:

BLACKROCK ADVISORS, INC.

By:
   -------------------------------------------------
Name:
Title:

PFPC INC.

By:
   -------------------------------------------------
Name:
Title: